EXHIBIT 99.1

TPI Composites, Inc. Appoints Ryan Miller as CFO

SCOTTSDALE, Ariz., May 23, 2022 (GLOBE NEWSWIRE) -- TPI Composites, Inc., (TPI) (Nasdaq: TPIC), the only independent manufacturer of composite wind blades with a global footprint, announced today that it has appointed Ryan Miller as Chief Financial Officer, effective May 23, 2022.

In his role as Chief Financial Officer, Ryan will lead TPI’s finance, accounting and investor relations functions. Prior to joining TPI, Ryan served in various financial and investor relations roles at Rockwell Collins and Collins Aerospace from December 2002 to February 2022, most recently as the Vice President & Chief Financial Officer of the Avionics Division of Collins Aerospace, from November 2018 to February 2022. Ryan also worked for Deloitte & Touche LLP in public accounting in various audit roles.  Ryan holds a Bachelor of Arts Degree in Accounting from the University of Northern Iowa and a Master of Business Administration from the University of Tennessee. Ryan earned his Certified Public Accountant designation in the state of Iowa.

Bill Siwek, TPI’s CEO commented, “We are thrilled to have Ryan join the TPI executive team.  Ryan’s broad-based financial and investor relations background with global manufacturing companies will help us continue to focus on operating our business efficiently in a challenging macro environment and position TPI for long term, profitable growth,”

About TPI Composites, Inc.

TPI Composites, Inc. is the only independent manufacturer of composite wind blades for the wind energy market with a global manufacturing footprint. TPI delivers high-quality, cost-effective composite solutions through long-term relationships with leading OEMs in the wind and transportation markets. TPI is headquartered in Scottsdale, Arizona and operates factories in the U.S., China, Mexico, Turkey and India. TPI operates additional engineering development centers in Denmark and Germany and global service training centers in the U.S. and Spain.

Forward-Looking Statements

This release contains forward-looking statements which are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements, among other things, concerning: growth of the wind energy and electric vehicle markets and our addressable markets for our products and services; the impact of the COVID-19 pandemic on our business, effects on our financial statements and our financial outlook; our business strategy, including anticipated trends and developments in and management plans for our business and the wind industry and other markets in which we operate; our projected annual revenue growth; competition; future financial results, operating results, revenues, gross margin, operating expenses, profitability, products, projected costs, warranties, our ability to improve our operating margins, and capital expenditures. These forward-looking statements are often characterized by the use of words such as “estimate,” “expect,” “anticipate,” “project,” “plan,” “intend,” “seek,” “believe,” “forecast,” “foresee,” “likely,” “may,” “should,” “goal,” “target,” “might,” “will,” “could,” “predict,” “continue” and the negative or plural of these words and other comparable terminology. Forward-looking statements are only predictions based on our current expectations and our projections about future events. You should not place undue reliance on these forward-looking statements. We undertake no obligation to update any of these forward-looking statements for any reason. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to differ materially from those expressed or implied by these statements. These factors include, but are not limited to, the matters discussed in “Risk Factors,” in our Annual Report on Form 10-K and other reports that we will file with the SEC.

Investor Relations
480-315-8742
Investors@TPIComposites.com